Exhibit 10.33
AMENDMENT TO NOTE PURCHASE AGREEMENT
This Amendment to Note Purchase Agreement (this “Amendment”) is entered into as of April __, 2021, by and among Ascend Wellness Holdings, LLC, a Delaware limited liability company (the “Company”) and each of the undersigned holders (the “Acting Noteholders”) of convertible promissory notes issued by the Company (the “Notes”). The Company and the Acting Noteholders are sometimes collectively referred to herein as the “Parties.” Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Original Note Purchase Agreement (as defined below).
WHEREAS, the Company previously sold Notes pursuant to that certain Convertible Note Purchase Agreement, dated as of June 12, 2019, between the Company and the Investors party thereto (the “Original Note Purchase Agreement”);
WHEREAS, the Original Note Purchase Agreement provides for the conversion of the Notes in the event that the Company completes a Go-Public Transaction, and the Company and the Acting Noteholders desire to amend the Original Note Purchase Agreement to clarify the price per security at which the Notes shall convert in connection with a Go-Public Transaction as set forth herein;
WHEREAS, the Company is currently undertaking an initial public offering, which will qualify as a Go-Public Transaction as defined in the Original Note Purchase Agreement (the “IPO”), and in anticipation of the IPO, (i) the Company will convert into a corporation and (ii) as part of the conversion, the Company will effect a two-for-one reverse split of its outstanding equity interests (the “Reverse Split”);
WHEREAS, the Parties agree that the Notes will convert at a price of $1.48 per share, or $2.96 as adjusted for the Reverse Split, simultaneously with the closing of the IPO; and
WHEREAS, pursuant to Section 9.4 of the Original Note Purchase Agreement, the Original Note Purchase Agreement may be amended with the written consent of the Company and holders of a majority of the outstanding principal amount on all Notes.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.Section 4.1 of the Original Note Purchase Agreement is hereby deleted in its entirety and replaced with the following new Section 4.1:
“4.1    Go-Public Transaction. From and after the date hereof, in the event that the Company completes a Go-Public Transaction (as defined below) prior to the Maturity Date (as defined in the Notes), each Note, including all accrued and unpaid interest thereon less applicable withholding taxes, shall automatically and simultaneously with the closing thereof be converted (which such conversion shall be mandatory as to all Notes outstanding at the time of such Go-Public Transaction) into a number of equity securities of the Company issued in connection with the Go-Public Transaction (the “Go-

Public Security”) equal to the quotient obtained by dividing (i) the outstanding principal amount of such Note plus all accrued and unpaid interest thereon less applicable withholding taxes by (ii) $2.96, rounded down to the nearest whole share.”
2.For the avoidance of doubt, the Parties acknowledge and agree that the conversion price set forth in Section 4.1 above already accounts for the Reverse Split and shall not be further adjusted as a result of the Reverse Split.
3.Each Acting Noteholder, by signing below, represents and warrants to the Company that (i) it has all necessary power and authority to execute and deliver this Amendment, (ii) it has received all of the information that the such Acting Noteholder considers necessary or appropriate for deciding whether to execute and deliver this Amendment and (iii) it has sufficient knowledge of and experience in business and financial matters so as to enable it to evaluate the potential risks and benefits of this Amendment.
4.Except as expressly modified by this Amendment, all terms and conditions of the Original Note Purchase Agreement shall remain unchanged and in full force and effect.
5.This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law. This Amendment may be executed and delivered by facsimile or electronic signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
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IN WITNESS WHEREOF, the Parties have executed this Amendment to Note Purchase Agreement as of the date first written above.

COMPANY:

ASCEND WELLNESS HOLDINGS, LLC

By:
Name:
Title:

ACTING NOTEHOLDERS:

NAME OF NOTEHOLDER:

By:
(signature)

Name:

Title:

NAME OF NOTEHOLDER:

By:
(signature)

Name:

Title:

NAME OF NOTEHOLDER:

By:
(signature)

Name:

Title: